 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 20, 2016

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36493	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective as of September 20, 2016, Dakota Plains Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into an Amendment No. 3 to Forbearance Agreement (the “Amendment”) to amend the Forbearance Agreement dated as of May 3, 2016 (as amended previously, the “Forbearance Agreement”), by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, the Company, DPTS Marketing LLC, Dakota Petroleum Transport Solutions, LLC and DPTS Sand, LLC, the lenders from time to time party thereto (the “Lenders”), and SunTrust Bank, as administrative agent for the Lenders.

Among other things, the Amendment extends the forbearance period under the Forbearance Agreement until November 30, 2016, and the Company has agreed to cooperate with the financial or restructuring advisor of the administrative agent in the performance of its duties. The Amendment also requires that the Company receive one or more executed letters of intent for the purchase of all or substantially all of the Company’s equity or assets (such transaction, a “Potential Transaction”) from potential purchasers with demonstrated ability to close a Potential Transaction (each such potential purchaser, a “Potential Purchaser”) by October 30, 2016, and enter into a definitive asset purchase agreement a Potential Transaction by November 20, 2016.

The foregoing description of the material terms of the Amendment is qualified by the text of the Amendment, which is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The text of the Forbearance Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K filed on May 5, 2016, the text of the Amendment No. 3 to Revolving Credit and Term Loan Agreement, Amendment No. 1 to Forbearance Agreement and One Time Waiver of Revolving Loan Borrowing Requirements dated as of July 5, 2016 was filed as Exhibit 10.1 to the Company’s Form 8-K filed on July 8, 2016, and the text of Amendment No. 2 to Forbearance Agreement dated as of September 1, 2016 was filed as Exhibit 10.1 to the Company’s Form 8-K filed on September 6, 2016, each of which is also incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 26, 2016, Craig M. McKenzie resigned from his position of Chief Executive Officer and terminated his employment as of the same date to voluntarily assist with the Company’s efforts to reduce expenses. Mr. McKenzie’s resignation was not the result of any disagreement relating to the Company’s operations, policies or practices. Mr. McKenzie will continue to serve on the Company’s board of directors.

On September 26, 2016, Gabriel G. Claypool was elected to serve in the additional position of Chief Executive Officer, effective immediately. Mr. Claypool, age 40, has served as the Company’s President and Chief Operating Officer since February 2013. He served as a member of the Company’s board of directors from February 2011 to May 2015 and as its Chairman through February 2013. Mr. Claypool was the Chief Executive Officer and Secretary of the Company from February 2011 to February 2013. Mr. Claypool holds a Bachelor of Business Administration degree from the University of Iowa. The Company has not amended or entered into any plan, contract or arrangement with Mr. Claypool connection with his appointment to the additional position.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this Form 8-K:

10.1	Amendment No. 3 to Forbearance Agreement, dated as of September 20, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders
10.2	Amendment No. 2 to Forbearance Agreement, dated as of September 1, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders(1)
10.3	Amendment No. 3 to Revolving Credit and Term Loan Agreement, Amendment No. 1 to Forbearance Agreement and One Time Waiver Of Revolving Loan Borrowing Requirements, dated July 5, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders(2)
10.4	Forbearance Agreement, dated as of May 3, 2016, by and among by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders(3)

(1)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 6, 2016.
(2)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 8, 2016.
(3)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 5, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2016	DAKOTA PLAINS HOLDINGS, INC.

/s/ James L. Thornton
James L. Thornton Interim Chief Financial Officer, Executive Vice President, Strategy & General Counsel

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EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
10.1	Amendment No. 3 to Forbearance Agreement, dated as of September 20, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Filed Electronically
10.2	Amendment No. 2 to Forbearance Agreement, dated as of September 1, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Incorporated by Reference
10.3	Amendment No. 3 to Revolving Credit and Term Loan Agreement, Amendment No. 1 to Forbearance Agreement and One Time Waiver Of Revolving Loan Borrowing Requirements, dated July 5, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Incorporated by Reference
10.4	Forbearance Agreement, dated as of May 3, 2016, by and among by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Incorporated by Reference

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